Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 20, 2002, among COORSTEK, INC., a Delaware corporation (“Borrower”), Required Lenders under the Credit Agreement described below, BANK OF AMERICA, N.A., in its capacity as Agent for the Lenders under the Credit Agreement (“Agent”), and Guarantors under the Credit Agreement (hereinafter defined).

Reference is made to the Credit Agreement, dated as of December 21, 2001 (as amended to date, the “Credit Agreement”), among Borrower, Agent, and the Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all Section references herein are to Sections in the Credit Agreement; and all Paragraph references herein are to Paragraphs in this Amendment.

RECITALS

A.    Borrower, Agent, and Lenders wish to enter into this Amendment to change the application of payments in Section 3.7 to provide that payments are to be applied to Bank Products only after application to the Obligations.

B.    Subject to the terms and conditions of this Amendment, Required Lenders are willing to agree to such amendment.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1.    Amendment.

1.1    Section 1.2(g)(A)(B) is amended by inserting the words “, the Maximum Inventory Loan Amount, or the Letter of Credit Subfacility” immediately after the words “Maximum Revolver Amount” in line 6 of such Section 1.2(g)(A).

1.2    Section 3.7 is deleted in its entirety and the following is substituted therefor:

3.7    Apportionment, Application, and Reversal of Payments.    Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to Agent and the Letter of Credit Issuer and except as provided in Section11.1(b). All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement as follows: first, to pay any fees or expense reimbursements then due to the Lenders from the Borrower; second, to pay interest due in respect of all Loans, including Agent Advances; third, to pay or prepay principal of the Agent Advances; fourth, to pay or prepay principal of the Revolving Loans (other than Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; fifth, to pay an amount to the Agent equal to all outstanding Letter of Credit Obligations to be held as cash collateral for such Obligations; sixth, to the payment of any other Obligation due to the Agent or any Lender by the Borrower; and seventh, to pay any fees, indemnities, or expense reimbursements including any amounts relating to Bank Products then due to the Agent from the Borrower.

Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower, or unless an Event of Default has occurred and is continuing, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Rate Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Loans and, in any event, the Borrower shall pay LIBOR breakage losses in accordance with Section 4.4. The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

1.3 Section	11.1(c) is amended by added the following proviso at the end of such Section:

“, provided that, notwithstanding the foregoing, the right in this Section 11.1(c) shall not be available with respect to a Non-Consenting Lender in the event the Commitment held by such Non-Consenting Lender is greater than $10,000,000.”

Paragraph 2.    Effective Date.    Notwithstanding any contrary provision, this Amendment is not effective until the date (the “Effective Date”) upon which Administrative Agent receives counterparts of this Amendment executed by Borrower, Guarantors, and Required Lenders.

Paragraph 3.    Acknowledgment and Ratification.    As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor (a) consent to the agreements in this Amendment and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

Paragraph 4.    Representations.    As a material inducement to Lenders to execute and deliver this Amendment, Borrower and each Guarantor represent and warrant to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Potential Default or Default exists.

Paragraph 5.    Expenses.    Borrower shall pay all reasonable costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 6.    Miscellaneous.

6.1    This Amendment is a “Loan Document” referred to in the Credit Agreement, and the provisions relating to Loan Documents in Article 13 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number

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of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

6.2    The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the “Credit Agreement” shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents.

Paragraph 7.    ENTIRE AGREEMENT.    THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 8.    Parties.    This Amendment binds and inures to Borrower, Guarantors, Administrative Agent, Lenders, and their respective successors and assigns.

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

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Second Amendment

Signature Page to that certain Second Amendment to Credit Agreement dated as of the date first stated above, among CoorsTek, Inc., as Borrower, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

AGENT:

BANK OF AMERICA, N.A., as Agent and a Lender

By:	/s/ M .R. Williamson
Michael R. Williamson Senior Vice President

Signature Page

Signature Page to that certain Second Amendment to Credit Agreement dated as of the date first stated above, among CoorsTek, Inc., as Borrower, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

CONGRESS FINANCIAL CORPORATION, as a Lender

By	/s/ John C. Steiner
John C. Steiner First Vice President – Underwriting Manager

Signature Page

Signature Page to that certain Second Amendment to Credit Agreement dated as of the date first stated above, among CoorsTek, Inc., as Borrower, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

BORROWER:

COORSTEK, INC.

By:	/s/ Dane A. Bartlett
Dane A. Bartlett, Assistant Secretary

Signature Page

Signature Page to that certain Second Amendment to Credit Agreement dated as of the date first sated above, among CoorsTek, Inc., as Borrower, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GUARANTORS:

ALUMINA CERAMICS, INC., as Guarantor
COORS CERAMICON DESIGNS, LTD., as Guarantor
COORS TECHNICAL CERAMICS COMPANY, as Guarantor
COORS WEAR PRODUCTS, INC., as Guarantor
EDWARDS ENTERPRISES, as Guarantor
WILBANKS INTERNATIONAL, INC., as Guarantor
COORSTEK WORLDWIDE SALES, INC., as Guarantor
COORSTEK TEXAS HOLDING COMPANY, as Guarantor

By:	/s/ Dane A. Bartlett
Dane A. Bartlett, Assistant Secretary

COORSTEK AUSTIN, L.P.,
as Guarantor

By:	Coors Technical Ceramics Company, its
General Partner

By:	/s/ Dane A. Bartlett
Dane A. Bartlett, Assistant Secretary

Signature Page